                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 31, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             NORTHWEST PIPE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         OREGON                         0-27140                 93-0557988
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                  FILE NO.)           IDENTIFICATION NO.)

                    12005 N. BURGARD, PORTLAND, OREGON 97006
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (503) 285-1400
              (Registrant's telephone number, including area code)



                                 Not applicable
          (Former name or former address, if changed since last report)



                             Exhibit Index on Page 5

Item 2. Acquisition or Disposition of Assets

         On May 31, 1996, Northwest Pipe Company (the "Company") acquired Thompson Pipe and Steel Company ("Thompson"), a manufacturer of water transmission pipe headquartered in Denver, Colorado. The acquisition (the "Acquisition") was accomplished through the Company's purchase of all of the issued and outstanding capital stock of Thompson from Inter-City Products Corporation, a Canadian corporation based in Toronto, Canada, and its affiliates ("ICP").

         The purchase price paid by the Company for the capital stock of Thompson was approximately $3.0 million, subject to adjustment based on a post-closing balance sheet to be completed by June 30, 1996. In addition, the Company purchased from ICP certain indebtedness of Thompson to ICP in the amount of approximately $4.8 million. The purchase price was determined through arms-length negotiations between the Company and ICP. The funds used to pay the purchase price were obtained pursuant to the terms of the Company's Amended and Restated Financing Agreement with The CIT Group/Business Credit, Inc. dated as of May 31, 1996.

         The principal assets acquired by the Company in the Acquisition were steel pipe manufacturing facilities located in Denver, Colorado and Princeton, Kentucky. The Kentucky manufacturing facility was closed by Thompson in 1995. The Company intends to continue operating the manufacturing facility in Denver, Colorado, and intends to dispose of the manufacturing facility located in Princeton, Kentucky.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired.

         It is impracticable to provide the financial statements required under this Item as of the date this Current Report on Form 8-K must be filed. The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information.

         It is impracticable to provide the pro forma financial information required under this Item as of the date this Current Report on Form 8-K must be filed. The required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

         (c) Exhibits.

                   2.1 Stock Purchase Agreement dated as of May 8, 1996 among Northwest Pipe Company, Thompson Pipe and Steel Company, CHL Holdings, Inc. and Inter-City Products Corporation.

                  10.1 Amended and Restated Financing Agreement dated as of May 31, 1996 among The CIT Group/Business Credit, Inc., Northwest Pipe Company, Thompson Pipe and Steel Company and Thompson Steel Pipe Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NORTHWEST PIPE COMPANY


Date: June 14, 1996                          By: /s/ Brian W. Dunham
                                                ________________________________
                                                Brian W. Dunham
                                                Executive Vice President

                                  EXHIBIT INDEX

Exhibit No.                           Description                                          Page

      2.1         Stock Purchase Agreement dated as of May 8, 1996 among
                  Northwest Pipe Company, Thompson Pipe and Steel Company, CHL
                  Holdings, Inc. and Inter-City Products Corporation.

     10.1         Amended and Restated Financing Agreement dated as of May 31,
                  1996 among The CIT Group/Business Credit, Inc., Northwest Pipe
                  Company, Thompson Pipe and Steel Company and Thompson Steel
                  Pipe Company.